UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 26, 2012

Cole Credit Property Trust III, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-53960	26-1846406
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016
(Address of principal executive offices)
(Zip Code)

(602) 778-8700
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

Cole Credit Property Trust III, Inc. (the "Company") held its 2012 Annual Meeting of Stockholders on June 26, 2012. (The meeting originally was convened on May 31, 2012, but was adjourned to June 26, 2012, due to the lack of a quorum for the transaction of business.) All nominees standing for election as directors were elected to serve until the 2013 Annual Meeting of Stockholders and until their successors are duly elected and qualify.

The voting results for each of the five persons nominated were as follows:

Nominee	Votes For	Votes Withheld
Christopher H. Cole	236,952,476.19	4,111,455.84
Marc T. Nemer	236,493,272.67	4,570,659.37
Thomas A. Andruskevich	236,711,135.57	4,352,796.47
Scott P. Sealy, Sr.	236,834,092.66	4,229,839.38
Leonard W. Wood	236,437,128.99	4,626,803.04

No broker non-votes were cast in the election of directors. No other proposals were submitted to a vote of the Company's stockholders at the 2012 Annual Meeting of Stockholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 27, 2012	COLE CREDIT PROPERTY TRUST III, INC.
	By:	/s/ D. Kirk McAllaster, Jr.
	Name:	D. Kirk McAllaster, Jr.
	Title:	Executive Vice President, Chief Financial Officer and Treasurer
Principal Financial Officer

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